UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

RED RIVER BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

RED RIVER BANCSHARES, INC.

1412 Centre Court Drive, Suite 501

Alexandria, Louisiana 71301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2020

TO THE SHAREHOLDERS OF RED RIVER BANCSHARES, INC.:

The annual meeting of the shareholders of Red River Bancshares, Inc. will be held virtually on Wednesday, June 10, 2020, beginning at 2:00 p.m. Central Daylight Time. Due to the public health crisis related to the coronavirus outbreak (“COVID-19”) and pursuant to executive proclamation of Governor John Bel Edwards number 37 JBE 2020, we have elected to hold our annual meeting in a virtual meeting format only, via a live webcast in which all shareholders as of the record date for the meeting can attend and participate. To support the health and well-being of our employees, shareholders, and our community, you will not be able to attend the annual meeting physically in person. Our “virtual meeting” format is being adopted by a number of public companies like ours, and we have engaged a nationally recognized platform provider to assist us with our virtual meeting process.

To attend the annual meeting, you must register in advance at www.proxydocs.com/RRBI prior to the registration deadline of Monday, June 8, 2020 at 4:00 p.m. Central Daylight Time. Upon completing your registration, you will receive further instructions via email, including unique links that will allow you access to the annual meeting and will permit you to submit written questions or statements during the meeting. You may also submit written questions or statements through the registration website up until the registration deadline for the annual meeting. Questions or statements that we receive from shareholders which are relevant to the business to be conducted at the annual meeting will be read aloud and, if appropriate, answered during the meeting. You will also be able to vote your shares electronically during the live webcast of the meeting. If you do not register to attend the annual meeting in advance of the June 8, 2020 registration deadline, you will not be admitted to the live webcast.

At the meeting, you will be asked to consider and vote upon the following:

1.	A proposal to elect 11 directors; and

2.	A proposal to ratify the appointment of Postlethwaite & Netterville, APAC as the Company’s auditor for the year ending December 31, 2020.

You may also be asked to consider any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

We have fixed the close of business on April 14, 2020 as the record date for the annual meeting. Accordingly, only shareholders of record as of that date are entitled to notice of, to attend, and to vote at, the virtual annual meeting and any adjournment or postponement of the meeting.

Your vote is very important, and you are cordially invited to attend the virtual annual meeting. However, whether or not you expect to attend the meeting, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting and that your shares are voted in accordance with your wishes. For your convenience, we have enclosed a self-addressed, stamped envelope for the return of your proxy. Internet voting of your proxy in advance of the annual meeting is also available. Please see instructions on your proxy card. Your prompt response will help reduce proxy solicitation costs, which are paid for by us. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted at the meeting in the manner described in the proxy statement.

The date of this proxy statement is April 23, 2020, and it is first being mailed or delivered to shareholders on April 29, 2020.

BY ORDER OF THE BOARD OF DIRECTORS

R. Blake Chatelain

President and Chief Executive Officer

i

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	35
Independent Auditors	35
Fees to Independent Auditors	36

OTHER MATTERS	37

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2021 ANNUAL MEETING	37

COST OF ANNUAL MEETING AND PROXY SOLICITATION	38

ANNUAL REPORT ON FORM 10-K	38

ii

RED RIVER BANCSHARES, INC.

1412 Centre Court Drive, Suite 501

Alexandria, Louisiana 71301

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

to be held on Wednesday, June 10, 2020

The date of this proxy statement is April 23, 2020

In this proxy statement, when we refer to “Red River Bancshares,” “the Company,” “our Company,” “we,” “our” and “us,” we are referring to Red River Bancshares, Inc. When we refer to “the Bank,” we are referring to Red River Bank.

This proxy statement contains information about the 2020 annual meeting of the shareholders of Red River Bancshares, Inc. The meeting is scheduled to be held on Wednesday, June 10, 2020, beginning at 2:00 p.m. Central Daylight Time, via a live webcast. To attend, you must register in advance at www.proxydocs.com/RRBI prior to the registration deadline of Monday, June 8, 2020 at 4:00 p.m. Central Daylight Time. Upon completing your registration, you will receive further instructions via email, including unique links that will allow you access to the annual meeting and will permit you to submit written questions or statements during the meeting. You may also submit written questions or statements through the registration website up until the registration deadline for the annual meeting. Questions or statements that we receive from shareholders which are relevant to the business to be conducted at the annual meeting will be read aloud and, if appropriate, answered during the meeting. You will also be able to vote your shares electronically during the live webcast of the meeting. If you do not register to attend the annual meeting in advance of the June 8, 2020 registration deadline, you will not be admitted to the live webcast.

We are providing these proxy materials to you in connection with the solicitation of proxies by our board of directors for use at the 2020 annual meeting of shareholders and for any adjournment or postponement of the meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 10, 2020

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at our corporate website, www.redriverbank.net, under “Investor Relations”:

•	Notice of 2020 Annual Meeting of Shareholders to be held on Wednesday, June 10, 2020;

•	Proxy Statement for 2020 Annual Meeting of Shareholders to be held on Wednesday, June 10, 2020;

•	Form of Proxy; and

•	Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

This information is also available through the registration link for our annual meeting at www.proxydocs.com/RRBI.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

When and how will the meeting be held?

The meeting is scheduled to take place at 2:00 p.m., Central Daylight Time, on Wednesday, June 10, 2020, via a live webcast. To attend the annual meeting, you must register in advance at www.proxydocs.com/RRBI prior to the registration deadline of Monday, June 8, 2020 at 4:00 p.m. Central Daylight Time. Upon completing your registration, you will receive further instructions via email, including unique links that will allow you access to the annual meeting. If you do not register to attend the annual meeting in advance of the June 8, 2020 registration deadline, you will not be admitted to the live webcast of the annual meeting.

Will I be able to attend the annual meeting physically in person?

No. Due to the public health crisis related to COVID-19 and pursuant to executive proclamation of Governor John Bel Edwards number 37 JBE 2020, we have elected to hold our annual meeting in a virtual meeting format only, via a live webcast in which all shareholders as of the record date for the meeting can attend and participate. To support the health and well-being of our employees, shareholders, and our community, you will not be able to attend the annual meeting physically in person.

How will I be able to communicate with the Company or other shareholders during the annual meeting?

Shareholders who attend the live webcast of our annual meeting will be able to submit written questions or brief statements electronically during the meeting. You may also submit written questions or brief statements through the registration website up until the registration deadline for the annual meeting. Questions or statements that we receive from shareholders which are relevant to the business to be conducted at the annual meeting will be read aloud and, if appropriate, answered during the meeting.

What is the purpose of the meeting?

This is the 2020 annual meeting of shareholders of the Company. At the meeting, shareholders will vote upon the matters outlined in the notice attached to this proxy statement, including the following:

1.	To elect 11 directors to serve on the board of directors of the Company until the Company’s 2021 annual meeting of shareholders or until their successors are duly elected and qualified.

2.	To ratify the appointment of Postlethwaite & Netterville, APAC (“Postlethwaite & Netterville”) as the Company’s auditor for the year ending December 31, 2020.

Who are the nominees for director?

The following individuals, who all currently serve as directors of the Company, have been nominated for reelection:

M. Scott Ashbrook	Barry D. Hines	John C. Simpson

R. Blake Chatelain	Robert A. Nichols	Don L. Thompson

Kirk D. Cooper	Willie P. Obey	H. Lindsey Torbett, CPA, CFP

F. William Hackmeyer, Jr.	Teddy R. Price

Who is soliciting my vote?

Our board of directors is soliciting your vote for the 2020 annual meeting.

What is a proxy?

A proxy is a legal designation of another person, the proxy, to vote on your behalf. By completing and returning the enclosed proxy card, or registering your proxy vote by telephone or over the Internet, you are giving the named proxies, who were appointed by our board, the authority to vote your shares in the manner that you indicate on your proxy card or by phone or Internet.

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.

Who is entitled to vote at the annual meeting?

You are entitled to receive notice of and to vote at the 2020 annual meeting if you owned shares of our common stock at the close of business on April 14, 2020, which is the date that our board of directors has fixed as the record date for the meeting. The record date is established by our board as required by Louisiana law. On the record date, 7,322,532 shares of our common stock were outstanding.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. Our articles of incorporation do not permit cumulative voting.

The holders of at least a majority of the outstanding shares of common stock must be represented at the annual meeting, either by proxy or by participation in the live webcast, in order to constitute a quorum for the transaction of business. At any annual meeting, whether or not a quorum is present, the chairman of the annual meeting or the holders of a majority of the outstanding common stock, present via participation in the live webcast or represented by proxy and entitled to vote at the annual meeting, may adjourn the annual meeting from time to time without notice or other announcement.

What is the difference between a shareholder of record and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company, N.A., our stock transfer agent, you are considered the shareholder of record with respect to those shares (“record holder”). The proxy statement and proxy card have been sent directly to you by Computershare Trust Company, N.A. at our request.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the shareholder of record of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Postlethwaite & Netterville as our independent registered accounting firm (Proposal 2). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our board (Proposal 1).

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” To ensure that all of your shares are voted, we encourage you to respond to each set of voting materials you receive.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we are sending only one copy of the notice and proxy statement to that address unless we have received instructions to the contrary from any shareholder at that address. Eligible shareholders will continue to have access and receive separate proxy cards. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, a shareholder of record residing at such address who wishes to receive a separate copy of the notice and proxy statement in the future may contact us by mail at Red River Bancshares, Inc., 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301, Attn: Corporate Secretary, or by phone at (318) 561-5028. Eligible shareholders of record receiving multiple copies of the notice and proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker, or other nominee can request householding by contacting the bank, broker, or other nominee.

What do I need to do now?

Even if you do not plan to register and attend the live webcast of our annual meeting, we encourage you to vote your shares by proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting and that your shares are voted in accordance with your wishes. The process for voting your shares by proxy in advance of the annual meeting depends on how your shares are held.

Record Holders. If you are a record holder on the record date for the annual meeting, you may vote by proxy or you may attend and vote at the annual meeting via participation in the live webcast. If you are a record holder and want to vote your shares by proxy, you have three ways to vote:

•

Via Mail: You may vote by indicating on the proxy card(s) applicable to your common stock how you want to vote and signing, dating, and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the annual meeting.

•	Via Telephone: To vote over the telephone, please call toll free (866) 390-5265 using a touch-tone phone and follow the recorded instructions.

•	Via the Internet: You may vote over the Internet by visiting www.proxydocs.com/RRBI and selecting the option to vote on that website.

Your proxy card, telephone, or internet vote must be received by the Company no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting.

“Street Name” Holders. If you hold your shares in “street name,” your bank, broker, or other nominee should provide to you a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you sign and return the proxy card but you do not complete the voting instructions, then your broker will be unable to vote your shares with respect to Proposal One — the election of directors. However, your broker has the discretionary authority to vote your shares with respect to Proposal Two — the ratification of the appointment of Postlethwaite & Netterville, even if you do not complete the voting instructions for that proposal.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your proxy card or voting instruction card provided by your broker.

Alternatively, if you hold your shares in “street name” and you want to vote your shares at the annual meeting by participating in the live webcast, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. For instructions on how to provide the nominee-issued proxy to us in advance of the annual meeting, you should contact Julia Callis, Investor Relations Coordinator for Red River Bancshares, Inc., by telephone at (318) 561-4042 or at the following address: Red River Bancshares, Inc., 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301, Attn: Investor Relations. If you fail to provide a nominee-issued proxy to us before the meeting registration deadline of 4:00 p.m. Central Daylight Time, on Monday, June 8, 2020, you will not be able to vote your nominee-held shares at the annual meeting via the live webcast.

How does the board of directors recommend that I vote my shares?

The board of directors recommends a vote:

•	FOR the election of each of the 11 director nominees, and

•	FOR the proposal to ratify the appointment of Postlethwaite & Netterville as our independent registered public accounting firm for the year ending December 31, 2020.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

•	FOR the election of each of the 11 director nominees.

•	FOR the proposal to ratify the appointment of Postlethwaite & Netterville as our independent registered public accounting firm for the year ending December 31, 2020.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker, or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote your shares with respect to Proposal Two — the ratification of the appointment of Postlethwaite & Netterville.

What are my choices when voting?

•	Proposal One — Election of Directors. You may vote FOR, or you may elect to WITHHOLD authority to vote for, each director nominee.

•	Proposal Two — Ratification of Postlethwaite & Netterville. You may vote FOR or AGAINST the proposal, or you may ABSTAIN from voting on the proposal.

Can I attend and vote at the meeting?

Yes. All shareholders are invited to attend the annual meeting by joining our live webcast. Shareholders of record on the record date for the annual meeting can vote electronically during the annual meeting. If your shares of common stock are held in “street name,” then you are not the shareholder of record. For you to vote the shares that you beneficially own and that are held in “street name,” you must provide us with a copy of a legal proxy from the broker, bank, or other nominee that was the record holder of your shares held in “street name” as of 5:00 p.m. (Central Daylight Time) on the record date, confirming that you were the beneficial owner of those shares as of 5:00 p.m. (Central Daylight Time) on the record date, stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank, or other nominee and appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting. To obtain instructions on how to provide the nominee-issued proxy to us in advance of the annual meeting, you should contact Julia Callis, Investor Relations Coordinator for Red River Bancshares, Inc., by telephone at (318) 561-4042 or at the following address: Red River Bancshares, Inc., 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301, Attn: Investor Relations.

May I change my vote after I have submitted my proxy card?

Yes. Regardless of the method used to cast a vote, if you are a holder of record, you may change your vote by:

•

delivering to us prior to the annual meeting a written notice of revocation addressed to: Red River Bancshares, Inc., Attn: Corporate Secretary, 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301;

•	completing, signing, and returning a new proxy card with a later date than your original proxy card prior to the annual meeting, and any earlier proxy will be revoked automatically;

•

logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically, or by calling the telephone number specified on your proxy card and following the instructions indicated on the proxy card; or

•

attending and voting your shares electronically at the annual meeting by participating in the live webcast, and any earlier proxy will be revoked. However, simply attending the live webcast of the annual meeting without voting will not revoke your proxy.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank, or other nominee holding your shares in “street name” to direct a change in the manner your shares will be voted.

What vote is required to approve each item?

•

Proposal One — Election of Directors. Each nominee will be elected to the board of directors if the nominee receives a plurality of the votes cast, meaning those 11 nominees receiving the most votes “for” will be elected director, even if less than a majority of votes.

•

Proposal Two — Ratification of Postlethwaite & Netterville. The proposal to ratify Postlethwaite & Netterville as our independent registered public accounting firm for the year ending December 31, 2020 will be adopted if the votes cast in favor of the proposal exceed the votes cast against the proposal.

How are broker non-votes and abstentions treated?

Absent instructions from the beneficial owner of shares, brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the annual meeting is the ratification of the appointment of Postlethwaite & Netterville as our independent registered public accounting firm (Proposal 2). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal. Any abstentions will not have the effect of a vote against the proposals to ratify the appointment of Postlethwaite & Netterville as our independent registered public accounting firm.

A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees because broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the annual meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the annual meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the annual meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.

Are there any other matters to be acted upon at the annual meeting?

Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the annual meeting for which advance notice was not received by the Company in accordance with the Company’s articles of incorporation and bylaws, each as amended and restated. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be tallied by the inspector of election after the vote at the annual meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement and the accompanying annual report. If you have additional questions about the proxy statement or the annual meeting, you should contact Amanda W. Barnett, Senior Vice President, General Counsel, and Corporate Secretary for Red River Bancshares, Inc., by telephone at (318) 561-5028 or at the following address: Red River Bancshares, Inc., 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301, Attn: Corporate Secretary.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors of the Company shall be as determined from time to time by the board of directors. Each director shall hold office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Our board currently consists of 11 members.

The Nominating and Corporate Governance Committee has recommended to the board of directors, and the board of directors has approved the nomination of, each of the current eleven directors of the Company for reelection to the board, to serve as directors until our 2021 annual meeting of shareholders. The names and positions with the Company and Red River Bank are listed in the table below.

Name	Age	Position with Red River Bancshares, Inc.	Position with Red River Bank	Company Director Since
M. Scott Ashbrook	50	Director	Director	2013

R. Blake Chatelain	56	Director, President and Chief Executive Officer	Director, President and Chief Executive Officer	1998

Kirk D. Cooper	71	Director	Director	1998

F. William Hackmeyer, Jr.	78	Director	—	2000

Barry D. Hines	72	Director	Director	1998

Robert A. Nichols	70	Director	Director	2007

Willie P. Obey	70	Director	Director	1998

Teddy R. Price	56	Director	Director	1998

John C. Simpson	78	Director and Non-Executive Chairman of the Board	Director and Non-Executive Chairman of the Board	1998

Don L. Thompson	61	Director	Director	1998

H. Lindsey Torbett, CPA, CFP	65	Director	Director	1998

Information Regarding Director Nominees

A brief description of the background of each of our directors, together with the experience, qualifications, attributes, or skills that caused our board of directors to determine that the individual should serve as a director is set forth below. Except for the first cousin relationship of R. Blake Chatelain, President, Chief Executive Officer, and a director of both the Company and Bank, and Tammi R. Salazar, Executive Vice President of the Bank, no director of the Company has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or executive officer.

M. Scott Ashbrook. Mr. Ashbrook serves as a director of Red River Bancshares, Inc. and Red River Bank and has been with our organization since 2013. His business experience includes serving as President and owner of Maison Healthcare Management Co., LLC, a property management company, and as owner/operator of long-term care facilities and other commercial and residential real estate holdings. Prior to joining Red River Bancshares, Inc. and Red River Bank, Mr. Ashbrook served as Chairman and Chief Executive Officer of Fidelity Bancorp, Inc., and Fidelity Bank, which were acquired by the Company in 2013. Mr. Ashbrook is a graduate of Louisiana Tech University and also holds an M.B.A. His extensive banking and business experience, community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

R. Blake Chatelain. Mr. Chatelain serves as the President, Chief Executive Officer, and as a director of the Company and Red River Bank, and has served in such capacities since he joined our organization in 1998. He is currently a member of our Executive Committee and Red River Bank’s Asset/Liability Management Committee, Compensation Committee, and Directors’ Loan Committee. Prior to joining Red River Bank, Mr. Chatelain previously served as Executive Vice President of Rapides Bank & Trust Company in Alexandria, Louisiana, where he managed the commercial lending group from 1991 until its sale to Bank One Corporation in 1998. Prior to joining Rapides Bank & Trust Company, Mr. Chatelain served as Vice President at Hibernia National Bank in Monroe, Louisiana and was responsible for managing the commercial lending group. Mr. Chatelain has been a member of the LSU Board of Supervisors since 2008 and is currently serving his second term of office, having previously served as Chairman of the Board as well as chairing several committees. Mr. Chatelain is a graduate of Louisiana State University, B.S. in Finance, and is also a licensed real estate broker. His deep institutional knowledge, extensive banking experience, as well as his long-standing business and banking relationships in our markets, qualify him to serve on our board of directors.

Kirk D. Cooper. Mr. Cooper serves as a director of the Company and Red River Bank, and has been with our organization since 1998. Mr. Cooper serves on our Audit Committee, Nominating and Corporate Governance Committee and on Red River Bank’s Asset/Liability Management Committee and Directors’ Loan Committee. Mr. Cooper’s business experience includes serving as President and part owner of Rent-It Company, Inc., a construction equipment rental and sales company based in Alexandria, Louisiana, from 1985 until its sale to Rental Service Corporation in 1998. He is a past president of the Louisiana Rental Association. Mr. Cooper is a member of the Food Bank of Alexandria’s Advisory Council, has served as a Trustee of the First United Methodist Church, and is a member of the Exchange Club of Alexandria. Mr. Cooper is a graduate of Northeast Louisiana University, B.B.A. in Industrial Management. His extensive business experience, community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

F. William Hackmeyer, Jr. Mr. Hackmeyer serves as a director of the Company, and has been with our organization since 2000. He is a commercial real estate developer and has been engaged in the ownership and operation of office buildings, industrial office/warehouse buildings, and shopping centers in several states since 1979, including serving as managing partner of Hackmeyer Properties, Hackmeyer/Hailey Properties, Mid-South Partners, and Hackmeyer Properties of Florida. Mr. Hackmeyer is a graduate of the Georgia Institute of Technology, B.S. in Industrial Engineering (with Honors). His extensive commercial real estate experience, as well as his years of experience as a director of the Company, qualify him to serve on our board of directors.

Barry D. Hines. Mr. Hines serves as a director of the Company and Red River Bank, and has been with our organization since 1998. He serves as a member of our Audit Committee and Red River Bank’s Directors’ Loan Committee. Mr. Hines has been involved in the ownership and management of multiple healthcare facilities and businesses, and currently serves as President of Quality Care Givers, Inc., a healthcare business consulting firm. Until its sale in 2002, Mr. Hines was general manager and part owner of Advantage Medical Products, LLC, a medical products supply company based in Alexandria, Louisiana. Mr. Hines is a former administrator of the Rapides Parish Police Jury and a former Chairman of the England Industrial Airpark and Community, the public entity on which the Alexandria International Airport is located. Mr. Hines is a graduate of Louisiana State University. His extensive business and management experience, community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Robert A. Nichols. Mr. Nichols serves as a director of the Company and Red River Bank, and has been with our organization since 2007. He serves as a member of Red River Bank’s Directors’ Loan Committee. Mr. Nichols is the Chairman of the Board of Eagle Distributing of Shreveport, Inc., a wholesale distributor of beverage products for the ten-parish area of Northwest Louisiana. He is also President of Gray Eagle Investments Company, an investment and consulting business. Mr. Nichols is a graduate of the University of Arkansas, B.S.B.A. in Marketing. His extensive business experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Willie P. Obey. Mr. Obey serves as a director of the Company and Red River Bank, and has been with our organization since 1998. He serves as a member of our Audit Committee and Red River Bank’s Directors’ Loan Committee. Mr. Obey is the President and owner of Obey Financial Group, LLC, a company he founded in 1993 which provides personal consumer loans. He also is the President of Willie Obey & Associates LLC, founded in 1980, which provides financial planning services to businesses and individuals. He is currently a General Agent for both Assurity Life and Lafayette Life Insurance companies and a current lifetime and qualifying member of the Million Dollar Round Table (“MDRT”). He has 40 years of qualifying membership with seven years as Court Of The Table, which is the second highest prestigious recognition with MDRT. Mr. Obey also previously served as a director of Security First National Bank in Alexandria, Louisiana from 1988 to 1991. His extensive business and financial experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Teddy R. Price. Mr. Price serves as a director of the Company and Red River Bank, and has been with our organization since 1998. He serves as the Chairman of our Compensation Committee, and is a member of our Executive Committee and Nominating and Corporate Governance Committee. He also serves on Red River Bank’s Compensation Committee and Directors’ Loan Committee. Mr. Price has been the President, Chief Executive Officer, and owner of Central Management Company, Inc. in Winnfield, Louisiana since 1986. Central Management Company is one of the largest owners and operators of long-term care facilities in Louisiana. Mr. Price was a director of Rapides Bank & Trust Company in Alexandria until its acquisition by Bank One Corporation in 1998. He is a director of the Louisiana Nursing Home Association, the Central Louisiana Economic Development Alliance, and has previously served on the boards of several professional and civic organizations. Mr. Price is a graduate of Northeast Louisiana University. His extensive business experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

John C. Simpson. Mr. Simpson serves as the non-executive Chairman of the Board of the Company and Red River Bank, and has been with our organization since 1998. He serves as the Chairman of our Nominating and Corporate Governance Committee and is a member of our Compensation Committee and our Executive Committee, as well as Red River Bank’s Compensation Committee. Mr. Simpson is a private investor and formerly served as the President and Chief Executive Officer of Red Simpson, Inc., a power line construction company based in Alexandria, Louisiana until its sale to Pike Electric Company in 2004. Since the sale of Red Simpson, Inc., Mr. Simpson has actively managed a portfolio of investments through S 3 Dynamics, L.P. and its subsidiaries, including real estate joint ventures, investments, numerous private equity funds and hedge funds, and individual portfolio investments. Mr. Simpson is a graduate of Louisiana State University, B.S. in Electrical Engineering. His extensive business and investment experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Don L. Thompson. Mr. Thompson serves as a director of the Company and Red River Bank, and has been with our organization since 1998. He serves as a member of our Audit Committee and our Compensation Committee and on Red River Bank’s Asset/Liability Management Committee, Compensation Committee and Directors’ Loan Committee. Mr. Thompson is a private investor and is the founder of Thompson Health Services, Inc., a provider of home health services in Central Louisiana, which was owned by him and his brother until its sale in 2003. Mr. Thompson has been involved in the ownership and management of several healthcare businesses and commercial real estate developments. Mr. Thompson’s extensive business and investment experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

H. Lindsey Torbett, CPA, CFP. Mr. Torbett serves as a director of the Company and Red River Bank, and has been with our organization since 1998. He serves as Chairman of our Audit Committee and serves on Red River Bank’s Directors’ Loan Committee. Mr. Torbett is an owner of Torbett Financial Strategies, Ltd., which is a consulting firm that Mr. Torbett founded in 1997 to provide financial consulting services to individuals and businesses in matters involving financial management strategies and venture capital arrangements. Mr. Torbett began his career with the firm of Price Waterhouse & Co. in Houston, Texas in 1975. Mr. Torbett currently chairs the Alexandria Civil Service Commission, is a former Alexandria city councilman, and is a former board member of the Port Authority of Alexandria. He is also a Certified Public Accountant and Certified Financial Planner. Mr. Torbett is a graduate of Northwestern State University, B.S. (with Honors) in Accounting. His extensive financial and accounting experience, community involvement, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.

Vote Required to Approve Directors

Each of the nominees was approved by our board of directors upon the recommendation of the Nominating and Corporate Governance Committee. In addition, each of the nominees has previously served as a director of the Company and has agreed to serve as a director, if elected, for an additional term. If any of the nominees should become unable to serve as a director, our board of directors may designate a substitute nominee. In that case, the persons named on the proxy card as proxies may vote for the substitute nominee or nominees recommended by our board of directors. We have no reason to believe that any of the eleven nominees for election named above will be unable to serve.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the eleven director nominees listed above. Although each nominee has consented to being named in this proxy statement and to serve if elected, if any nominee should prior to the annual meeting decline or become unable to serve as a director, the proxies will be voted by the proxy holders for such other person as may be designated by the present board of directors.

Pursuant to our bylaws, directors are elected by a plurality of the votes cast in the election of directors, meaning those nominees receiving the most votes “for” will be elected director.

Your board of directors unanimously recommends a vote “FOR” the persons nominated by the board to serve as directors until the 2021 annual meeting of shareholders. If you return a signed proxy card, the persons named in the enclosed proxy will vote to elect the nominees as directors, unless you withhold authority to vote for the election of the nominees as directors by marking the proxy to that effect.

PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT

OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, our board has appointed Postlethwaite & Netterville as the independent registered public accounting firm of the Company for the year ending December 31, 2020. Postlethwaite & Netterville has served as the Company’s independent registered public accounting firm since 1998.

At the annual meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Postlethwaite & Netterville. The ratification of such appointment will require the affirmative vote of a majority of the votes actually cast at the annual meeting. Representatives of Postlethwaite & Netterville are expected to be present at the annual meeting, will be given an opportunity to make a statement (if they desire to do so), and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of Postlethwaite & Netterville as the Company’s independent registered public accounting firm for the 2020 fiscal year is not required by our articles of incorporation, bylaws, state law, or otherwise. However, the board of directors is submitting the selection of Postlethwaite & Netterville to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Postlethwaite & Netterville. Even if the selection of Postlethwaite & Netterville is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the 2020 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

Your board of directors unanimously recommends a vote “FOR” the proposal to ratify Postlethwaite & Netterville as the independent registered public accounting firm for the Company for the year ending December 31, 2020. If you return a signed proxy card, the persons named in the enclosed proxy will vote “FOR” the proposal to ratify the appointment of Postlethwaite & Netterville as the independent registered public accounting firm for the Company for the year ending December 31, 2020, unless you indicate a vote against the proposal or abstain from voting by marking the proxy to that effect.

CURRENT EXECUTIVE OFFICERS AND DIRECTORS

General

Our board of directors is made up of 11 individuals while the board of directors of Red River Bank is made up of 12 individuals. Our directors are elected by shareholders at our annual shareholders’ meeting. The elected directors hold office until the next annual meeting, or until their successors are duly elected and qualified. Our executive officers are appointed by and serve at the discretion of our board of directors.

The directors of Red River Bank are elected by us, as the sole shareholder of Red River Bank, each year and they hold office for a term of one year or until their successors are chosen and qualified. The executive officers of Red River Bank are appointed by and serve at the discretion of its board of directors.

Board of Directors

Information about our current directors, all of whom have been nominated by the board of directors for reelection to the board, is set forth above in the section of this proxy statement entitled “Proposal One — Election of Directors.” There are no arrangements between us and any person pursuant to which such person has been elected as a director.

Executive Officers

The following table sets forth the executive officers of the Company and the Bank, and the positions they hold, as of the date of this proxy statement.

Name	Age	Position with Red River Bancshares, Inc.	Position with Red River Bank	Years of Banking Experience	Years with Red River Bank
R. Blake Chatelain	56	President and Chief Executive Officer	President and Chief Executive Officer	38	21

Isabel V. Carriere, CPA, CGMA	53	Executive Vice President, Chief Financial Officer, and Assistant Secretary	Executive Vice President, Controller, and Assistant Secretary	28	21

Amanda W. Barnett, JD	56	Senior Vice President, General Counsel, and Corporate Secretary	Senior Vice President, General Counsel, and Corporate Secretary	31 (legal)	10

Andrew B. Cutrer	46	Senior Vice President	Senior Vice President and Director of Human Resources	20	18

Bryon C. Salazar	47	-	Executive Vice President — Chief Lending Officer	25	21

Tammi R. Salazar	50	-	Executive Vice President — Private Banking, Mortgage, and Investments	27	21

G. Bridges Hall, IV	46	-	Northwest Market President	14	14

David K. Thompson	54	-	Southeast Market President	30	4

Name	Age	Position with Red River Bancshares, Inc.	Position with Red River Bank	Years of Banking Experience	Years with Red River Bank

Harold W. Turner	70	-	Executive Vice President and Chief Corporate Development Officer	47	14

Debbie B. Triche	50	-	Senior Vice President and Retail Administrator	26	20

Gary A. Merrifield	57	-	Senior Vice President and Credit Policy Officer	34	5

Jeffrey R. Theiler	55	-	Senior Vice President and Chief Operations Officer	32	4

A brief description of the background of each of the executive officers of the Company and Red River Bank who are not also directors of the Company is set forth below. Except for (i) the spousal relationship of Bryon C. Salazar, Executive Vice President — Chief Lending Officer and a director of the Bank, and Tammi R. Salazar, Executive Vice President — Private Banking, Mortgage, and Investments of the Bank, and (ii) the first cousin relationship of Tammi R. Salazar and R. Blake Chatelain, President, Chief Executive Officer, and a director of both the Company and Bank, no executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other executive officer or director.

Bryon C. Salazar. Mr. Salazar serves as Executive Vice President — Chief Lending Officer and a director of Red River Bank, and chairs the Directors’ Loan Committee. He has been with our organization since 1998. Prior to joining the Bank, Mr. Salazar was a commercial banker with Rapides Bank & Trust Company in Alexandria, Louisiana, as well as three other subsidiary banks of First Commerce Corporation in New Orleans, Louisiana. Mr. Salazar currently serves on the Board of Trustees of Rapides Regional Medical Center, where he serves as Chairman. He also served on the Board of Commissioners of the Central Louisiana Port Authority and as President from 2013 to 2017. Mr. Salazar is a graduate of Louisiana State University, B.S. in Finance (Magna Cum Laude).

Tammi R. Salazar. Ms. Salazar serves as Executive Vice President — Private Banking, Mortgage, and Investments of Red River Bank and leads our private banking, mortgage lending, and investment groups on a company-wide basis. She has been with our organization since 1998. Prior to joining the Bank, Ms. Salazar was Vice President for Rapides Bank & Trust Company in Alexandria, Louisiana, a subsidiary of First Commerce Corporation in New Orleans, Louisiana. She has served on the Board of Trustees of The Rapides Foundation, having served as Board Chair, and on the Board of Directors of the Alexandria Country Day School. Ms. Salazar currently serves on the boards of directors of the Rapides Children’s Advocacy Center and the River Oaks Art Center. Ms. Salazar is a graduate of Louisiana Tech University, B.S. in Finance.

Isabel V. Carriere, CPA, CGMA. Ms. Carriere serves as the Executive Vice President, Chief Financial Officer, and Assistant Secretary of the Company, and Executive Vice President, Controller, and Assistant Secretary of Red River Bank, and has been with our organization since 1999. Prior to joining Red River Bank, Ms. Carriere was manager of the Financial Planning Department at Whitney National Bank in New Orleans, Louisiana. From 1991 to 1997, she worked in the Financial Planning and Financial Reporting Department of First Commerce Corporation in New Orleans. Prior to joining First Commerce Corporation, Ms. Carriere was with KPMG Peat Marwick in New Orleans, where she was involved in auditing depository organizations and their holding companies. Ms. Carriere is a Certified Public Accountant, a Certified Global Management

Accountant, and is a graduate of the A.B. Freeman School of Business at Tulane University, B.S. in Management.

G. Bridges Hall, IV. Mr. Hall serves as Northwest Market President of Red River Bank. He joined the Bank as a Commercial Lender in the Shreveport market in 2006 and has also served as Chief Credit Officer of the Bank. Prior to joining the Bank, Mr. Hall spent seven years in management of a family-owned manufacturing business and then joined Hibernia National Bank, eventually serving as the Credit Department Manager in Dallas, Texas. Mr. Hall is a graduate of Northwestern State University, B.S. in Business Administration, Louisiana State University-Shreveport, M.B.A., and the Graduate School of Banking at Louisiana State University.

David K. Thompson. Mr. Thompson serves as Southeast Market President of Red River Bank and has been with our organization since 2015. Prior to joining the Bank, Mr. Thompson was the Baton Rouge Commercial Group Leader for IBERIABANK from 2008 to 2015 and was with Regions Bank from 1999 to 2008 where he served as the Commercial and Industrial Group Manager for the Baton Rouge Market. He currently serves as President and a board member of the Baton Rouge Chapter of the Risk Management Association and was a past board member of the Greater Baton Rouge Food Bank. Mr. Thompson is a graduate of the University of Louisiana-Monroe, B.B.A. in Finance, and the Graduate School of Banking at Louisiana State University.

Harold W. Turner. Mr. Turner serves as a director, Executive Vice President and Chief Corporate Development Officer of Red River Bank, and has been with our organization since 2006. Prior to joining the Bank, Mr. Turner was Executive Vice President and Regional Chairman of Hibernia National Bank’s Northern Region, which included all of Northern Louisiana and Northern Texas. Mr. Turner spent a total of 33 years in the employment of Hibernia National Bank. In addition to his banking background, Mr. Turner has served as Chairman of several nonprofit organizations in the communities in which he has lived. In 2009, he was awarded the Business Leader of the Year in Shreveport-Bossier City by The Greater Shreveport Chamber of Commerce. In 2012, he was inducted into the Business Hall of Fame by the Junior Achievement of Northwest Louisiana. Mr. Turner is a graduate of Northeast Louisiana State University, B.S. in Data Processing, and Northwestern State University, M.B.A. In addition, he is a graduate of the School of Banking of the South at LSU in Baton Rouge, the Graduate School of Banking at the University of Oklahoma, and the American Banking Association School of Banking at Northwestern University in Evanston, Illinois.

Amanda W. Barnett, JD. Ms. Barnett serves as Senior Vice President, General Counsel, and Corporate Secretary of the Company and Red River Bank, and has been with the organization since 2010. Prior to joining Red River Bank, she was with the firm of Gold, Weems, Bruser, Sues & Rundell in Alexandria, Louisiana and before then with the firm of Milling, Benson, Woodward, Hillyer, Pierson & Miller in New Orleans, Louisiana. She is admitted to practice in Louisiana and in the U. S. District Courts for the Western, Middle, and Eastern Districts of Louisiana, and the Northern and Eastern Districts of Texas. Ms. Barnett is a member of the Louisiana State Bar Association, the American Bar Association, and the Bar Association of the Federal Fifth Circuit. Ms. Barnett is a graduate of Newcomb College of Tulane University, B.A. in English Literature (Cum Laude), and Louisiana State University, J.D., graduating Order of the Coif and Phi Kappa Phi. She currently serves as President of the Louisiana Bar Foundation and is on its board of directors, is a past Chairman of the Bank Counsel Committee of the Louisiana Bankers Association, and is on the Government Relations Council of the American Bankers Association.

Andrew B. Cutrer. Mr. Cutrer serves as Senior Vice President for the Company and as Senior Vice President and Director of Human Resources for Red River Bank. He has been with our organization since 2001. Prior to joining the Bank, Mr. Cutrer was Director of Human Resources at Bunkie General Hospital. Mr. Cutrer has a B.S. in Management and Marketing from Louisiana College, and an M.B.A. from Louisiana Tech University.

Debbie B. Triche. Ms. Triche serves as a Senior Vice President and Retail Administrator for the Bank, and has been with our organization since 2000. Prior to joining the Bank, Ms. Triche was a Vice President and Retail

Branch Manager with Rapides Bank and Trust Company in Alexandria, a subsidiary of First Commerce Corporation, New Orleans, Louisiana. She was also formerly a Vice President and Retail Branch Manager with Hancock Bank in Alexandria. Ms. Triche is a graduate of Louisiana Tech University, B.S. in Marketing.

Gary A. Merrifield. Mr. Merrifield serves as Senior Vice President and Credit Policy Officer for Red River Bank, and has been with our organization since 2015. Prior to joining the Bank, Mr. Merrifield was the Senior Regional Credit Officer in Florida for Hancock Bank since 2010 and served as Regional Credit Officer in Louisiana for Hancock Bank since 2001. He began his career in 1985 with City National Bank, a subsidiary of First Commerce Corporation, New Orleans, Louisiana. Mr. Merrifield is a graduate of Nicholls State University, B.S. in Marketing, and the Graduate School of Banking at Louisiana State University.

Jeffrey R. Theiler. Mr. Theiler serves as Senior Vice President and Chief Operations Officer for Red River Bank, and has been with our organization since 2015. Mr. Theiler has over 31 years of banking experience in retail, financial analysis, operations, security, and risk. Prior to joining the Bank, Mr. Theiler served in a similar capacity with The Peoples Bank for one year, but most of his banking career, sixteen years, was with Hancock Whitney Bank in various senior leadership roles; his last position with Hancock Whitney was as their Chief Information Security Officer. Mr. Theiler is a graduate of the A.B. Freeman School of Business at Tulane University, B.S. in Management, and Loyola University, M.B.A.

CORPORATE GOVERNANCE

We are committed to having sound corporate governance guidelines, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our board of directors has adopted Corporate Governance Guidelines (“Governance Guidelines”) that set forth the framework within which our board of directors, assisted by its committees, directs the affairs of our organization. The Governance Guidelines address, among other things, the composition and functions of our board of directors and its committees, director independence, compensation of directors, management succession, and review and selection of new directors. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, and employees. Our Governance Guidelines, as well as the Code of Business Conduct and Ethics, are available on our website at www.redriverbank.net under the “Corporate Governance” tab on the “Investor Relations” page. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements with respect to any of our directors or executive officers, will be disclosed on our corporate Internet site as well as by any other means required by Nasdaq Stock Market rules or SEC rules.

Director Selection Process and Director Qualifications

Our bylaws provide that nominations of persons for election to the board of directors may be made by or at the direction of our board of directors or by any shareholder entitled to vote for the election of directors who complies with certain notice procedures. The Nominating and Corporate Governance Committee is responsible for identifying and recommending candidates to the board as vacancies occur. Director candidates are evaluated using certain established criteria, including familiarity with the financial services industry, their personal financial stability, and their willingness to serve. The Nominating and Corporate Governance Committee will also consider the candidate’s level of financial literacy, his or her ability to devote an adequate amount of time to his or her duties as a director, and any past or present relationship the candidate has with our business.

Our bylaws further require that persons nominated to serve as directors must own a number of shares of Company common stock having an aggregate book value equal to at least $20,000. In addition, our bylaws provide that no person will be eligible to stand for election or reelection to the board of directors after he or she has reached the age of 72, unless such person is a “Founding Director” of the Company. For this purpose, a “Founding Director” is deemed to include any person who has served as a director of the Company since April 1, 2007.

The Nominating and Corporate Governance Committee is responsible for monitoring the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. Although we do not have a separate diversity policy, the Nominating and Corporate Governance Committee considers the diversity of our directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics that may contribute to our board of directors. The Nominating and Corporate Governance Committee will also evaluate candidates recommended by shareholders, provided that such candidates are nominated in accordance with the applicable provisions of our bylaws.

Board Independence

Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of our board of directors within a specified period of time of our initial public offering. The rules of the Nasdaq Stock Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our board of directors has undertaken a review of the independence of each director based upon these rules and our own Governance Guidelines. Applying these standards, our board of directors has affirmatively determined that, with the exception of Mr. Chatelain, each of our current directors qualifies as an independent director under the applicable rules. The 10 independent directors constitute a majority of the 11 members of our board of directors.

Board Leadership Structure

The board of directors of the Company meets quarterly and the board of directors of Red River Bank meets monthly with the exception of August. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. It is our board of directors’ view that rather than having a rigid policy, the board of directors, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the Board, with Mr. Chatelain serving as our Chief Executive Officer and Mr. Simpson as Chairman of the Board, reinforcing the leadership role of our board of directors in its oversight of our business and affairs.

Board Meetings

Our board of directors held 10 meetings in 2019. Information regarding meetings of the various committees is described below. Except for Mr. Hines, whose attendance was impacted by serious illness, all directors attended at least 75% of the board and committee meetings on which they served during 2019. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual meetings. Two of our directors attended our 2019 annual shareholder meeting. At the time of the 2019 annual meeting, the Company was not a public company.

Board Committees

Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Our board of directors also may establish such other committees as it deems appropriate, in accordance with applicable laws and regulations and our corporate governance documents. The Executive Committee is not a standing committee and meets only as needed. The Executive Committee did not meet in 2019.

Risk Management and Oversight

Our board of directors has ultimate authority and responsibility for overseeing our risk management. Our board of directors monitors, reviews, and reacts to material enterprise risks identified by management. Our board receives specific reports from executive management on credit, interest rate, liquidity, transactional, compliance and legal, strategic, and reputational risks and the degree of exposure to those risks. Our board of directors helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business line leaders. Committees of the board of directors have responsibility for risk oversight in specific areas. The Audit Committee oversees financial, accounting, and internal control risk management policies. The Audit Committee also oversees compliance with applicable laws and regulations and risk management functions, relating to financial reporting. The Compensation Committee assesses and monitors risks in our compensation program.

Audit Committee

The members of our Audit Committee are Messrs. Torbett (Chairman), Cooper, Hines, Obey, and Thompson. Mr. Thompson was added to the Audit Committee effective February 27, 2020. Our Audit Committee held 13 meetings in 2019.

Our Audit Committee has responsibility for, among other things:

•	selecting, engaging, and overseeing the independent auditors;

•

overseeing the integrity of our financial statements, including the annual audit, the annual audited financial statements, financial information included in our periodic reports filed with the SEC, and any earnings releases or presentations;

•	overseeing our financial reporting internal controls;

•	overseeing our internal audit functions, including oversight of the Company officer responsible for management of the internal audit function;

•	overseeing our compliance with applicable laws and regulations related to financial reporting;

•	overseeing our risk management functions related to financial reporting;

•	overseeing our process for receipt of complaints and our Whistleblower Policy; and

•

reviewing and investigating any possible violation of the Code of Business Conduct and Ethics or other standards of business conduct by any officer or employee of the Company that is related to our audit or accounting practices.

Our board of directors has evaluated the independence of each of the members of our Audit Committee and has affirmatively determined that (1) each of the members of our Audit Committee is an “independent director” under Nasdaq Global Select Market rules, (2) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service, and (3) each of the members has the ability to read and understand fundamental financial statements. Our board of directors has also determined that Mr. Torbett qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”), and has the requisite accounting or related financial expertise required by applicable SEC rules.

Our Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on our website at www.redriverbank.net under the “Corporate Governance” tab on the “Investor Relations” page.

Compensation Committee

Our board of directors has established a Compensation Committee to assist it in its oversight of (i) our overall compensation structure, policies, and programs and assessing whether such structure meets our corporate objectives; (ii) the compensation of our named executive officers; and (iii) the administration of our compensation and benefit plans. The members of our Compensation Committee are Messrs. Price (Chairman), Simpson, and Thompson. Our Compensation Committee held one meeting in 2019.

Our Compensation Committee is responsible for, among other things:

•	overseeing and evaluating the Company’s compensation structure, policies, and programs;

•	annually reviewing and approving CEO compensation, goals, and objectives relevant to the compensation of the CEO, and evaluating the CEO’s performance in light of such goals and objectives;

•	together with the CEO, annually reviewing and approving compensation of our other executive officers;

•	reviewing and ensuring compliance with applicable laws and regulations regarding executive compensation;

•

retaining, or obtaining the advice of, such compensation consultants, legal counsel, or other advisers as the Compensation Committee deems necessary or appropriate for it to carry out its duties, with direct responsibility for the appointment, compensation, and oversight of the work of such consultant, counsel, or adviser;

•	reviewing and approving employment agreements, severance arrangements, change in control agreements, and similar matters; and

•	administering, reviewing, and making recommendations with respect to our equity compensation plans.

Our board of directors has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under Nasdaq Global Select Market rules. Our board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act of 1934 (the “Exchange Act”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

Our Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on our website at www.redriverbank.net under the “Corporate Governance” tab on the “Investor Relations” page.

Compensation Committee Interlocks and Insider Participation

During 2019, none of the members of our Compensation Committee were an officer or employee of Red River Bancshares, Inc. or Red River Bank. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Simpson (Chairman), Cooper, and Price. Our Nominating and Corporate Governance Committee held two meetings in 2019.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	evaluating and making recommendations to our board regarding our board’s number and composition, committee structure and assignments, and director responsibilities;

•

assisting our board of directors in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to our board of directors, including reviewing any prospective directors nominated by shareholders;

•	developing and overseeing a self-evaluation process for our board;

•	reviewing developments in corporate governance practices and developing and recommending governance guidelines applicable to our board of directors; and

•

reviewing related party transactions and investigating any possible violation of the Code of Business Conduct and Ethics or other standards of business conduct by any director or executive officer of the Company, except as such are related to our audit or accounting practices (which are addressed by our Audit Committee).

Our board of directors has evaluated the independence of each of the members of our Nominating and Corporate Governance Committee and has affirmatively determined that each of the members of our Nominating and Corporate Governance Committee meets the definition of an “independent director” under Nasdaq Global Select Market rules.

Our Nominating and Corporate Governance Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Nominating and Corporate Governance Committee is available on our website at www.redriverbank.net under the “Corporate Governance” tab on the “Investor Relations” page.

Shareholder Communications with the Board

The board of directors has established the following procedure to enable shareholders to communicate any concern directly to an individual director, the board as a group, or a specified committee or group, including the independent directors as a group. Any such communication should be made using the following contact information:

Red River Bancshares, Inc.

Attn: Corporate Secretary

1412 Centre Court Drive, Suite 501

Alexandria, Louisiana 71301

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Communications may be confidential or anonymous. Red River Bancshares will initially receive and process communications before forwarding them to the addressee. Communications may also be referred to other departments within Red River Bancshares. Red River Bancshares generally will not forward to the directors a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Red River Bancshares.

EXECUTIVE COMPENSATION

As an emerging growth company under the Jumpstart our Business Startups Act of 2012, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers, which are referred to as our “named executive officers.”

Our named executive officers for the year ended December 31, 2019, which consist of our principal executive officer and our two other most highly compensated executive officers, are:

•	R. Blake Chatelain, President and Chief Executive Officer of Red River Bank and Red River Bancshares, Inc.;

•	Bryon C. Salazar, Executive Vice President — Chief Lending Officer of Red River Bank; and

•	Tammi R. Salazar, Executive Vice President — Private Banking, Mortgage, and Investments of Red River Bank.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the fiscal years ended December 31, 2019 and 2018. The compensation shown on the table below is paid to such employees by Red River Bank.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
R. Blake Chatelain	2019	$415,000	$174,000	$—	$51,448	$28,288	$668,736
President and Chief Executive Officer	2018	$389,053	$145,000	$—	$48,536	$26,987	$609,576

Bryon C. Salazar	2019	$232,816	$65,000	$28,890	$13,301	$18,084	$358,091
Executive Vice President — Chief Lending Officer	2018	$223,344	$57,000	$29,992	$12,547	$11,371	$334,254

Tammi R. Salazar	2019	$257,501	$65,000	$28,890	$17,271	$19,828	$388,490
Executive Vice President — Private Banking, Mortgage, and Investments	2018	$241,318	$57,000	$29,992	$16,293	$17,793	$362,396

(1)	Represent discretionary awards for 2017 and 2018 performance paid in 2018 and 2019, respectively.
(2)

These amounts represent the aggregate grant date fair value of restricted stock granted in 2018 and 2019, calculated in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718. Assumptions used in the calculation of these amounts are discussed in Note 1 and Note 11 to our audited consolidated financial statements for the years ended December 31, 2019 and 2018. The fair market value of shares was determined using the Nasdaq closing value as of the date of grant.

(3)

We sponsor a non-qualified, non-contributory Supplemental Executive Retirement Plan (“SERP”). The amounts in this column represent the increase in the named executive officers’ vested benefits under the SERP during the year. See the discussion under “Supplemental Executive Retirement Plan” for additional information.

(4)	The amounts shown in this column are composed of the following items:

2019 — Description of Other Compensation	Chatelain	B. Salazar	T. Salazar
Employer 401(k) contributions	$10,500	$9,000	$9,000
Vehicle allowance	10,200	6,300	7,800
Life insurance premiums	2,156	426	2,338
Dividends paid on restricted stock	800	690	690
Social and civic club dues and memberships	4,632	1,668	—

Total	$28,288	$18,084	$19,828

Outstanding Equity Awards as of December 31, 2019

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2019. All of the stock option awards shown in the table below were granted under the Red River Bancshares, Inc. 2008 Equity Incentive Plan (“2008 Plan”), and were granted with a per share exercise price equal to the fair market value of our common stock on the grant date. All of the restricted stock awards shown in the table below were granted under the 2008 Plan or the Red River Bancshares, Inc. 2018 Equity Incentive Plan (“2018 Plan”).

	Option Awards			Restricted Stock Awards
Name	Number of Securities Underlying Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
R. Blake Chatelain	10,000	$14.31	03/24/2020	800	(2)	$44,848
	10,000	$17.33	07/01/2022
Bryon C. Salazar				2,260	(3)	$126,696
Tammi R. Salazar				2,260	(4)	$126,696

(1)	Based on $56.06 per share, which was the fair market value as of December 31, 2019.
(2)	Reflects 4,000 shares of restricted stock granted to Mr. Chatelain on July 1, 2015 under the 2008 Plan, which shares will vest ratably over five years.
(3)

Reflects the following restricted stock grants to Mr. Salazar: (i) 1,000 shares granted on July 1, 2015 under the 2008 Plan, which shares will vest ratably over five years, (ii) 850 shares granted on July 1, 2016 under the 2008 Plan, which shares will vest ratably over five years, (iii) 800 shares granted on July 1, 2017 under the 2008 Plan, which shares will vest ratably over five years, (iv) 800 shares granted on July 1, 2018 under the 2008 Plan, which shares will vest ratably over five years, and (v) 600 shares granted on July 1, 2019 under the 2018 Plan, which shares will vest ratably over five years.

(4)

Reflects the following restricted stock grants to Ms. Salazar: (i) 1,000 shares granted on July 1, 2015 under the 2008 Plan, which shares will vest ratably over five years, (ii) 850 shares granted on July 1, 2016 under the 2008 Plan, which shares will vest ratably over five years, (iii) 800 shares granted on July 1, 2017 under the 2008 Plan, which shares will vest ratably over five years, (iv) 800 shares granted on July 1, 2018 under the 2008 Plan, which shares will vest ratably over five years, and (v) 600 shares granted on July 1, 2019 under the 2018 Plan, which shares will vest ratably over five years.

Our Compensation Philosophy

Our compensation philosophy is to establish and maintain compensation programs which reflect position responsibilities, are competitive with the external market, and are capable of attracting, retaining, and motivating competent employees. Our compensation programs do not encourage excessive risk taking by any employees. Maintaining strong asset quality and long-term banking relationships is our primary focus. Our goal is to align our compensation programs with the long-term interests of our shareholders.

We continue to follow these same principles in our compensation programs for all employees, including our executive officers. Our Compensation Committee analyzes and reviews current market data for comparable financial institutions and for the industry as a whole, and strives to maintain compensation programs that are competitive among our peers.

Equity Incentive Plans

The purpose of our long-term incentive program is to focus our executives on long-term corporate goals, disciplined growth, and the creation of shareholder value. We further believe that equity ownership by our executive officers aligns executives’ interests with those of our shareholders. We provide equity-based incentives through our 2008 Plan, our 2018 Plan, and other equity-based awards.

Red River Bancshares, Inc. 2008 Equity Incentive Plan. On April 17, 2008, our board of directors adopted the 2008 Plan. The 2008 Plan provided for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock awards, restricted stock units, stock appreciation rights (“SARs”), or any combination thereof. The 2008 Plan expired on December 31, 2018, and no new awards may be granted under the 2008 Plan. However, all outstanding and unexercised awards previously granted under the 2008 Plan will continue to be governed by the terms and conditions of the 2008 Plan.

As of December 31, 2019, we had 20,500 outstanding and unexercised stock options issued under the 2008 Plan, of which all shares were vested. All of these options have been issued to our executive officers and key personnel, including our named executive officers, and remain subject to the terms and conditions of the 2008 Plan until they are exercised or forfeited. As of December 31, 2019, the weighted average exercise price of the stock options issued under our 2008 Plan was $15.78.

We have also granted shares of restricted stock under the 2008 Plan to our executive officers and key personnel, including our named executive officers, pursuant to individual restricted stock award agreements. As of December 31, 2019, we had an aggregate of 14,630 outstanding and unvested restricted stock awards granted under the 2008 Plan. The shares of restricted stock vest in 20.0% increments on the first through the fifth anniversaries of the grant date.

Red River Bancshares, Inc. 2018 Equity Incentive Plan. On October 25, 2018, our board of directors adopted the 2018 Plan, subject to its adoption by our shareholders. The 2018 Plan was presented to, and was approved by, our shareholders at our 2019 annual shareholders’ meeting that was held on April 3, 2019. The following is a brief summary of the material terms of our 2018 Plan.

Purpose. The purpose of our 2018 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors, and consultants, and to promote the success of our business by offering these individuals an opportunity to acquire a proprietary interest in our success.

Administration. Our board of directors or one or more committees appointed by our board of directors will administer the 2018 Plan. For this purpose, our board of directors has delegated general administrative authority for the 2018 Plan to the Compensation Committee.

Term. The 2018 Plan became effective when it was approved and adopted by our board on October 25, 2018. Unless earlier terminated by our board in accordance with its terms, the 2018 Plan will continue in effect until the date that all shares issuable under the 2018 Plan have been purchased or acquired; provided, however, that in no event may any awards be granted under the 2018 Plan more than ten years after its effective date.

Eligibility. Persons eligible to receive awards under the 2018 Plan include officers, directors, employees, and consultants of the Company and Bank. The Compensation Committee determines from time to time the participants to whom awards will be granted.

Authorized Shares; Limits on Awards. The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2018 Plan equals 200,000 shares, all of which may be subject to ISO treatment. If any shares of stock covered by an award granted under the 2018 Plan are not purchased or are forfeited or expire, or if an award otherwise terminates without delivery of any shares of stock subject thereto, or is settled in cash in lieu of shares of stock, then the number of shares of stock counted against the aggregate number of shares of stock available under the 2018 Plan with respect to the award will again be available for issuance pursuant to awards granted under the 2018 Plan. Shares withheld or tendered to satisfy the exercise price or tax withholding obligations related to an award will again be available for issuance pursuant to awards granted under the 2018 Plan.

Currently Outstanding Awards. As of December 31, 2019, we had no outstanding and unexercised stock options issued under the 2018 Plan. We have granted shares of restricted stock under the 2018 Plan to our executive officers and key personnel, including our named executive officers, pursuant to individual restricted stock award agreements. During 2019, we granted a total of 5,975 restricted stock awards under the 2018 Plan. The shares of restricted stock vest in 20.0% increments on the first through the fifth anniversaries of the grant date. As of December 31, 2019, we had an aggregate of 5,975 outstanding and unvested restricted stock awards under the 2018 Plan. For the year ended December 31, 2019, our compensation expense for shares of restricted stock that vested in 2019, under either the 2008 or 2018 Plans, was $227,000, and there was approximately $641,000 of total unrecognized compensation cost related to restricted stock awards, which will be recognized over a weighted average period of 4.5 years.

Adjustments for Changes in Capitalization. In connection with recapitalizations, stock dividends, stock splits, combination of shares, or other changes in the stock, our Compensation Committee will make adjustments that it deems appropriate to the aggregate number of shares of common stock that may be issued under the 2018 Plan and the terms of outstanding awards.

Incentive Awards. The 2018 Plan authorizes the grant of stock options, SARs, restricted stock, restricted stock units and performance-based awards, as well as other awards described in the 2018 Plan. The 2018 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Each award will be reflected in an agreement between the Company and the relevant recipient and will be subject to the terms of the 2018 Plan, together with any other terms or conditions contained in the award agreement that are consistent with the 2018 Plan and that the Compensation Committee deems appropriate.

Stock Options. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant.

An option may either be an ISO or NSO. ISOs are taxed differently from NSOs, as described below under “— Federal Income Tax Treatment of Awards under the 2018 Plan.” ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2018 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Compensation Committee.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of common stock that remain forfeitable unless and until specified conditions are met. Upon satisfaction of the applicable conditions, the holder of a restricted stock award may sell or transfer the shares.

Restricted Stock Units. A restricted stock unit is an award that entitles the recipient to receive a share of our common stock or an amount of cash equal to the fair market value of a share of our common stock upon the satisfaction of applicable restrictions. Restricted stock units are similar to restricted stock; however restricted stock units are a promise to deliver shares or cash, while an award of restricted stock is a grant of actual shares of our common stock subject to transfer restrictions.

Performance-Based Awards. Our Compensation Committee may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award. In connection with the evaluation of performance-based compensation, our Compensation Committee may select one or more specified performance objectives when establishing the performance measures of a performance-based award, but such objectives must be set no later than 90 days after the beginning of the applicable performance period. The 2018 Plan allows performance objectives to be described in terms of objectives that are related to an individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function, or business unit, and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable subsidiary, division, department, region, function, or business unit) or measured relative to selected peer companies or a market index.

Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of our Company, outstanding awards under the 2018 Plan will be assumed or substituted on substantially the same terms. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or SARs, will become immediately exercisable. For this purpose, a change in control is defined to include certain changes in the majority of our board of directors, the sale of all or substantially all of our assets, and the consummation of certain mergers or consolidations.

Transfer Restrictions. Subject to certain exceptions, awards under the 2018 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by that person.

Termination of or Changes to the 2018 Plan. Our board of directors may, in its discretion, amend, alter, or terminate the 2018 Plan at any time and in any manner. Unless required by applicable law or listing agency rule, shareholder approval for any amendment will not be required. Unless previously terminated by our board of directors, the 2018 Plan will terminate on the tenth anniversary of its effective date. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the 2018 Plan. Federal income tax consequences (subject to change) relating to awards under the 2018 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules; nor does this summary describe state, local, or international tax consequences.

For NSOs, we are generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2018 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. We will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, we would generally have no corresponding compensation deduction.

If an award is accelerated under the 2018 Plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration, commonly called a parachute payment, if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes on the individual may be triggered). Furthermore, compensation in excess of $1,000,000 attributable to awards (i) issued after November 2, 2017, (ii) issued before November 3, 2017 that do not qualify as “performance-based” within the meaning of former provision Section 162(m) of the Internal Revenue Code, or (iii) not falling within any other applicable exceptions, may not be deductible in certain circumstances.

Equity Compensation Plan Information as of December 31, 2019

The following table provides information concerning securities authorized for issuance under the Company’s equity compensation plans, the weighted average price of such securities, and the number of securities remaining available for future issuance, as of December 31, 2019.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	20,500	$15.78	194,025
Equity compensation plans not approved by security holders	—	—	—

Total	20,500	$15.78	194,025

(1)	Outstanding stock options were issued under the 2008 Plan.
(2)	The number of securities remaining available for future issuance is under the 2018 Plan.

Discretionary Incentive Bonus Plan

Red River Bank has established a Discretionary Incentive Bonus Plan (“Bonus Plan”) that provides our officers and employees (other than tellers and personal bankers who participate in a separate incentive plan) with performance-based incentive bonuses that are based on employee performance and, in the case of lenders, portfolio credit quality. Awards under the Bonus Plan are discretionary in nature and subject to change on an annual basis. The maximum amount that is accrued for awards under the Bonus Plan is established annually by the Bank’s Compensation Committee, and target awards are generally granted no later than March 31 following the end of a plan year.

Employment Agreements

Red River Bank is a party to an employment agreement with Mr. Chatelain. A summary description of the employment agreement is set forth below. We have not entered into employment agreements with any of our other officers, including Mr. Salazar and Ms. Salazar, each of whom serves at the pleasure of our board of directors as an “at will” employee.

R. Blake Chatelain. Red River Bank entered into an employment agreement with Mr. Chatelain on April 1, 2014 regarding his service as its President and Chief Executive Officer. The employment agreement with Mr. Chatelain automatically extends on a day-to-day basis for an “evergreen” three-year term, unless earlier terminated in accordance with the terms of the agreement. The agreement provides for a minimum annual increase in base salary of 3.0%, participation in benefit plans and incentive bonus plans offered by Red River Bank, paid vacation, a vehicle allowance, social and civic club memberships, and health insurance. At December 31, 2019, Mr. Chatelain’s base salary was $420,000.

If Mr. Chatelain’s employment is terminated by Red River Bank without cause (as defined in the agreement) during the term of the agreement, if Mr. Chatelain resigns for cause (as defined in the agreement), or if Mr. Chatelain resigns within 12 months following a change in control (as defined in the agreement), he will be entitled to payment of an amount equal to his then current monthly base salary multiplied by the number of months remaining in his term of employment, plus certain continued benefits to which he would otherwise be entitled in accordance with the terms and provisions of any such plans or programs.

Change in Control Agreements

The occurrence or potential occurrence of a change in control could create uncertainty regarding the continued employment of our executive officers. Providing change in control benefits offers executive officers a level of security which we believe allows them to continue to focus and serve in the best interest of us and our shareholders.

As discussed above, the employment agreement with Mr. Chatelain contains certain provisions that provide protections to him in the event of a change in control. The Company also entered into Change in Control Agreements with Bryon C. Salazar and Tammi R. Salazar on January 14, 2014. Under these agreements, each of Mr. Salazar and Ms. Salazar would be entitled to receive a lump sum payment equal to two times their then-current base salary and payment of COBRA health insurance premiums for 12 months if (i) the officer voluntarily terminates his or her employment for any reason (other than due to death or disability) within 12 months following a change in control, or (ii) the officer’s employment is involuntarily terminated (other than for cause or due to death or disability) within three months prior to a change in control or within 24 months after a change in control.

Supplemental Executive Retirement Plan

We sponsor a non-qualified, non-contributory Supplemental Executive Retirement Plan (“SERP”) for the benefit of certain officers. The plan provides retirement benefits to these officers payable in monthly installments beginning at age 65. Retirement benefit amounts have been determined and approved by our Compensation Committee. Plan participants are fully vested at age 65. The SERP’s normal retirement benefit is payable following separation from service after reaching age 65, and is payable over 15 years. This plan was adopted originally in 2004, and has been closed to any new participants. This plan also provides a death benefit to the participants’ beneficiaries.

Plan expenses are funded through earnings from bank-owned life insurance policies purchased by the Bank. The cash surrender value of the life insurance policies held by us totaled $21.8 million as of December 31, 2019. Our expenses related to the SERP totaled $279,000 for the year ended December 31, 2019, and our recorded liability under the SERP totaled $2.0 million as of December 31, 2019.

The following table provides information regarding SERP benefits for our named executive officers.

	Supplemental Executive Retirement Plan
Name	Vested Annual Benefit as of 12/31/2019	Full Annual Benefit at Age 65	Increase in Vested Benefit During 2019
R. Blake Chatelain	$115,200	$180,000	$51,448
Bryon C. Salazar	$51,765	$110,000	$13,301
Tammi R. Salazar	$56,774	$110,000	$17,271

Split-Dollar Agreements

Red River Bank is the owner of various life insurance policies covering certain officers of the Bank, including all of our named executive officers. In connection with these life insurance policies, Red River Bank entered into Endorsement Method Split-Dollar Agreements with each of our named executive officers on October 1, 2004, which agreements provide for certain death benefits to the beneficiaries of Mr. Chatelain, Mr. Salazar, and Ms. Salazar. In particular, the Endorsement Method Split-Dollar Agreements provide for a maximum death benefit to Mr. Chatelain’s beneficiaries of $1.4 million, to Mr. Salazar’s beneficiaries of $500,000, and to Ms. Salazar’s beneficiaries of $500,000, respectively, which death benefits are subject to reduction to the extent that the officer receives payments under their respective SERPs (as discussed above) upon reaching age 65. All proceeds from the Endorsement Method Split-Dollar Agreements that are not paid to the beneficiaries of our named executive officers will be paid to Red River Bank.

Risk Assessment of Compensation Policies and Practices

In connection with the Compensation Committee’s evaluation and review of our policies and practices of compensating our employees, including executives and nonexecutive employees, as such policies and practices relate to risk management practices and risk-taking, the Compensation Committee has determined that its compensation plans and practices are not likely to have an adverse effect on us. The plans are subject to review and modification by the Compensation Committee on an annual basis, and the Compensation Committee retains discretion with regard to any bonus award decisions.

Compensation of Directors

We pay our non-employee directors based on the directors’ attendance at board and committee meetings held throughout the year, and Red River Bank pays its non-employee directors in the same manner. Directors who are also employees receive no additional compensation for their service as directors. During 2019, non-employee directors received an annual retainer of $10,000 and $1,300 per board meeting attended. Non-employee directors also received a fee per committee meeting attended, which varied based on the particular committee. The Chairman of the Audit Committee received a fee of $500 per meeting attended, and each member of the Audit Committee received a fee of $300 per meeting attended. The other committee chairmen and committee members received a fee of $200 per meeting attended. When a meeting of the Company’s board of directors is held on the same day as a meeting of Red River Bank’s board of directors, non-employee directors who serve on both the Company’s board and the Bank’s board do not receive a fee for attending the Company board meeting. Directors may elect for board fees to be paid in cash or stock. Committee fees may only be paid in cash.

Amendment and Termination of Director Deferred Compensation Plan. Effective July 30, 2019, our board of directors amended and restated the Red River Bancshares, Inc. and Subsidiaries Deferred Compensation Plan for Directors and Senior Management Employees of Red River Bancshares, Inc. and Subsidiaries (the “Prior Plan”). Under the terms of the Prior Plan, eligibility was extended to both directors and senior management employees of the Company and its subsidiaries. Under the terms of the restatement, the Prior Plan was renamed the Red River Bancshares, Inc. and Subsidiaries Deferred Compensation Plan for Directors of Red River Bancshares, Inc. and Subsidiaries (the “Director Plan”), and participation was limited to non-employee directors of the Company and its subsidiaries. Effective July 31, 2019, the Director Plan was terminated, with the effect that non-employee directors are no longer eligible to participate in the Company’s deferred compensation program following the termination date. Prior to its termination on July 31, 2019, non-employee directors could also elect to have fees for attending board and committee meetings deposited into the deferred compensation program.

Amended and Restated Director Compensation Program. We have adopted an Amended and Restated Director Compensation Program which allows directors an opportunity to elect to have their fees for attendance at meetings of the board of directors paid in the form of shares of our common stock. Committee fees are only paid to directors in cash. Directors who elect to have their annual director fees paid with our common stock are issued such shares after the end of each calendar year, based on the fair market value of such shares.

The following table sets forth compensation paid, earned, or awarded during 2019 to each of our non-employee directors. The table also includes compensation attributable to the director’s service with Red River Bancshares, Inc. and Red River Bank.

Name	Fees Earned or Paid in Cash	Fees Paid as Deferred Compensation		Fees Paid in Company Stock(1)	Total Compensation
M. Scott Ashbrook	$16,400	—		—	$16,400
Kirk D. Cooper.	$24,500	—		—	$24,500
F. William Hackmeyer, Jr.	—	—		$12,971	$12,971
Barry D. Hines	$5,900	—		$11,712	$17,612
Robert A. Nichols	$5,000	—		$15,598	$20,598
Willie P. Obey	$23,700	—		—	$23,700
Teddy R. Price	—	$5,000	(2)	$15,598	$20,598
John C. Simpson	$2,800	—		$15,598	$18,398
Don L. Thompson	$5,900	—		$15,598	$21,498
H. Lindsey Torbett, CPA, CFP	$27,100	—		—	$27,100

(1)

Represents the aggregate fair market value of shares of our common stock that were granted on February 19, 2020, pursuant to the Amended and Restated Director Compensation Program in lieu of cash fees earned for attendance at meetings of the boards of directors of the Company and the Bank held during 2019. The value of shares issued was based upon a per share value of $54.73, which was the closing price for shares of the Company’s common stock on the date of grant.

(2)

Represents director fees deferred under the Prior Plan before its amendment and the subsequent termination of the Director Plan effective July 31, 2019. All amounts remaining in the Director Plan must be distributed to plan participants within 24 months following the July 31, 2019 termination date.

Directors are reimbursed for travel, food, lodging, and other expenses directly related to their activities as directors. Directors are also entitled to the protection provided by the indemnification provisions in our articles of incorporation and bylaws, as well as the articles of incorporation and bylaws of Red River Bank.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Person Transactions

Transactions by Red River Bank or the Company with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Red River Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Red River Bank to its executive officers, directors, and principal shareholders). We and our wholly owned subsidiary, Red River Bank, have adopted policies designed to ensure compliance with these regulatory requirements and restrictions.

Our board of directors has adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and the Nasdaq Stock Market rules concerning related party transactions. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties include our directors (including nominees for election as directors), our executive officers, beneficial holders of more than 5.0% of our capital stock, and the immediate family members of these persons. Our executive management team, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to the policy. If so, the transaction will be referred to the Nominating and Corporate Governance Committee for approval. In determining whether to approve a related party transaction, the committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interest for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators, and the potential violations of other corporate policies. Our Related Persons Transactions Policy is available on the “Investor Relations” page of our corporate Internet site at www.redriverbank.net under the “Corporate Governance” tab.

Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described in the “Executive Compensation” section above, the following is a summary of transactions since January 1, 2019, and each proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•

any of our directors, executive officers, or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Ordinary Banking Relationships

Certain of our officers, directors, and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with, Red River Bank, us, or our affiliates in the ordinary course of business. These transactions include deposits, loans, and other financial services related transactions. Related person transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of December 31, 2019, we had approximately $30.6 million of loans outstanding to our directors and officers, their immediate family members, and their affiliates, as well as those of Red River Bank, and we had approximately $11.9 million in unfunded loan commitments to these persons. As of the date of this report, no related party loans were categorized as nonaccrual, past due, restructured, or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors, and principal shareholders, as well as their immediate family members and affiliates.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table provides information regarding the beneficial ownership of our common stock as of April 14, 2020:

•	each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our directors and named executive officers; and

•	all directors and named executive officers, as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Unless otherwise noted, the address for each shareholder listed on the table below is: c/o Red River Bancshares, Inc., 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301.

The table below calculates the percentage of beneficial ownership based on 7,322,532 shares of common stock outstanding as of April 14, 2020.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% or Greater Shareholders:
Simeon A. Thibeaux, Trustee(1)	836,146	11.42%
John C. Simpson	409,911	5.60%
Teddy R. Price(2)	394,110	5.38%

Directors and Named Executive Officers:
M. Scott Ashbrook(3)	97,072	1.33%
R. Blake Chatelain(4)	158,146	2.16%
Kirk D. Cooper(5)	79,438	1.08%
F. William Hackmeyer, Jr.	170,365	2.33%
Barry D. Hines	20,486	*
Robert A. Nichols(6)	41,413	*
Willie P. Obey	15,732	*
Teddy R. Price(2)	394,110	5.38%
Bryon C. Salazar(7)	34,250	*
Tammi R. Salazar(8)	38,050	*
John C. Simpson	409,911	5.60%
Don L. Thompson(9)	61,017	*
H. Lindsey Torbett, CPA, CFP(10)	76,180	1.04%

All directors and named executive officers as a group (13 persons)	1,596,170	21.80%

*	Denotes beneficial ownership representing less than 1.0%.
(1)

Includes shares held of record in the following trusts for which Mr. Thibeaux serves as the trustee: 414,739 shares held of record by the Angela Katherine Simpson Trust and 421,407 shares held of record by the John Charles Simpson Jr. Trust. The mailing address for the trusts is: c/o Simeon A. Thibeaux, Trustee, 503 Sandy Hill Lane, Pineville, Louisiana 71360.

(2)	Includes 63,326 shares that are held of record by Kisatchie Industries, LLC, for which Mr. Price serves as Manager.
(3)	Includes 48,536 shares that are held of record by the Jeffrey M. Ashbrook Testamentary Trust, for which Mr. Ashbrook serves as trustee.
(4)

Includes 116,046 shares held of record jointly by Mr. Chatelain and his spouse, 32,100 shares held of record by Mr. Chatelain’s individual retirement account, 6,000 shares held of record by Mr. Chatelain’s 401(k) plan account, and 800 shares of unvested restricted stock.

(5)

Includes 36,206 shares held of record by Mr. Cooper’s self-directed individual retirement account and 34,728 shares held of record by The Cooper Family Limited Partnership, of which Mr. Cooper is general partner.

(6)	Includes 15,128 shares held of record by Mr. Nichol’s self-directed individual retirement account and 26,000 shares held of record in Gray Eagle Properties, LP of which Mr. Nichols is President.
(7)

Includes 3,300 shares that are held of record by Mr. Salazar’s self-directed individual retirement account, 2,800 shares held in Mr. Salazar’s 401(k) plan account, and 2,260 shares of unvested restricted stock. Does not include shares held of record by Mr. Salazar’s spouse, Tammi R. Salazar.

(8)

Includes 6,300 shares that are held of record by Ms. Salazar’s self-directed individual retirement account, 2,800 shares held in Ms. Salazar’s 401(k) plan account, and 2,260 shares of unvested restricted stock. Does not include shares of record held by Ms. Salazar’s spouse, Bryon C. Salazar.

(9)

Includes 4,500 shares held of record by Mr. Thompson’s self-directed individual retirement account and 52,500 shares that are held of record by Don & Mark, LLC, of which Mr. Thompson is managing member.

(10)	Includes 4,180 shares that are held of record by Mr. Torbett’s spouse.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee performs a critical role in the Company’s financial reporting system by overseeing and monitoring management’s and the independent auditor’s participation in the financial reporting process. The Audit Committee is governed by a charter adopted by the Board, and during the fiscal year, fulfilled its duties and responsibilities as outlined in its charter.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed in accordance with auditing standards, including the matters required by Auditing Standard No. 1301, Communications with Audit Committees (AS 1301), issued by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants as required by the PCAOB and has discussed with the independent registered public accountants their independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

The Audit Committee also has selected Postlethwaite & Netterville as the independent registered public accounting firm for fiscal year 2020 as more fully described in this proxy statement under the caption “Proposal Two — Ratification of Appointment of the Independent Registered Accounting Firm.”

Submitted by the Audit Committee of the Board of Directors of Red River Bancshares, Inc.

Kirk D. Cooper

Barry D. Hines

Willie P. Obey

Don L. Thompson

H. Lindsey Torbett, CPA, CFP, Chairman

Messrs. Cooper, Hines, Obey, Thompson, and Torbett were the members of the Audit Committee who engaged in the review and discussions referred to above in the Report of the Audit Committee prior to March 26, 2020. Mr. Thompson was appointed to the Audit Committee effective February 27, 2020.

Independent Auditors

The Audit Committee has recommended, and the board of directors has appointed, Postlethwaite & Netterville as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the 2020 fiscal year. Our shareholders are being asked to ratify and approve this appointment at the 2020 annual meeting.

Fees to Independent Auditors

The following table presents fees for professional services rendered by Postlethwaite & Netterville for 2019 and 2018:

	2019	2018
Audit fees	$162,700	$124,850
Audit-related fees	31,500	31,500
Tax fees	—	—
All other fees	42,395	57,501

Total	$236,595	$213,851

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” such services include an audit of our 401(k) plan; (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

The Audit Committee has reviewed the audit and non-audit fees paid by the Company to Postlethwaite & Netterville for 2019 and 2018 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence and concluded that such fees did not impair Postlethwaite & Netterville’s independence. The Audit Committee pre-approves all audit and non-audit services performed by our independent registered public accounting firm to assure that the provision of such services does not impair their independence. Federal securities regulations specify the types of non-audit services that an independent auditor may not provide to us and establish the Audit Committee’s responsibility for administration of the engagement of our independent auditors. During 2019, the Audit Committee pre-approved all services provided to us by our independent auditor.

OTHER MATTERS

Our board of directors does not know of any matters to be presented at the meeting other than those set forth in the accompanying notice. However, if any other matters properly come before the annual meeting or any adjournments or postponements thereof, the proxy holders will vote or abstain thereon in their discretion.

SHAREHOLDER PROPOSALS AND NOMINATIONS

FOR 2021 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in the proxy statement for our 2021 annual meeting may do so by following the procedures set forth in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by us at our principal executive offices, 1412 Centre Court Drive, Suite 501, Alexandria, Louisiana 71301, addressed to Amanda W. Barnett, Senior Vice President, General Counsel, and Corporate Secretary, no later than December 25, 2020. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8. However, as the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee its inclusion.

In addition, under our bylaws, a shareholder who wishes to nominate an individual for election to our board of directors directly or to propose any business to be considered at an annual meeting (other than matters brought under Rule 14a-8) must deliver advance written notice of that nomination or business to us following certain procedures contained in our bylaws. To be timely, the notice must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the 2020 annual meeting, unless our 2021 annual meeting is held on a date that is not within 30 days before or after the first anniversary of the date of the 2020 annual meeting. In that case, to be timely, notice must be delivered not later than the close of business on the tenth day following the date on which notice of the date of the 2021 annual meeting is mailed or public disclosure of the date of the 2021 annual meeting is made, whichever occurs first.

To be in proper form, a shareholder’s notice must include all of the information about the proposal or nominee required by our bylaws. You may obtain a copy of our bylaws upon written request to our Corporate Secretary at our principal executive offices. The chairman of the annual meeting may refuse to acknowledge any director nomination, or the proposal of any business not made in compliance with the procedures contained in our bylaws.

COST OF ANNUAL MEETING AND PROXY SOLICITATION

We will bear all costs associated with the 2020 annual meeting, including the cost of soliciting proxies. In addition to soliciting proxies by mail, we may solicit proxies by personal interview, telephone, email, or other electronic means. No director, officer, or employee will be paid any additional compensation for any solicitation activities, although we will reimburse to them any out-of-pocket expenses. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies, and may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of our common stock with an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting via the live webcast.

ANNUAL REPORT ON FORM 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, to any shareholder upon written request to:

Red River Bancshares, Inc.

Attn: Corporate Secretary

1412 Centre Court Drive, Suite 501

Alexandria, Louisiana 71301

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the year ended December 31, 2019, as filed with the SEC, accompanies but does not constitute part of this proxy statement.

This proxy statement, along with our Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2019, are available free of charge on our website, www.redriverbank.net, under “Investor Relations.”

ANNUAL MEETING OF RED RIVER BANCSHARES, INC. Annual Meeting of Red River Bancshares, Inc. Date: Wednesday, June 10, 2020 to be held on Wednesday, June 10, 2020, 2:00 P.M. Time: 2:00 P.M. (Central Daylight Time) (Central Daylight Time) for Shareholders as of April 14, 2020 Place: Annual Meeting to be held live via Live Webcast – please visit www.proxydocs.com/RRBI to register by 4:00 p.m. Central This proxy is being solicited on behalf of the Board of Directors Daylight Time on June 8, 2020 Please make your marks like this: Use dark pencil or black pen only VOTE BY: The Board of Directors recommends a vote FOR the election of the INTERNET TELEPHONE Call director nominees in Proposal 1 and FOR Proposal 2. Go To Board of 866-390-5265 Directors www.proxydocs.com/RRBI 1: Election of Directors Recommends • Use any touch-tone telephone. For Withhold • Select voting option. OR • Have your Proxy Card/Voting Instruction Form ready. • Cast your vote online. 01 M. Scott Ashbrook For • Follow the simple recorded instructions. • View meeting documents. For 02 R. Blake Chatelain MAIL 03 Kirk D. Cooper For • Mark, sign and date your Proxy Card/Voting Instruction Form. OR For 04 F. William Hackmeyer , Jr. • Detach your Proxy Card/Voting Instruction Form. For • Return your Proxy Card/Voting Instruction Form in the 05 Barry D. Hines postage-paid envelope provided. For 06 Robert A. Nichols For 07 Willie P. Obey The undersigned hereby appoints Teddy R. Price and R. Blake Chatelain, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them 08 Teddy R. Price For to vote all the shares of common stock of Red River Bancshares, Inc. that the undersigned is entitled to vote at 09 John C. Simpson For said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be 10 Don L. Thompson For properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking For 11 H. Lindsey Torbett, CPA, CFP any proxy heretofore given. IF PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED For Against Abstain OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. 2: Ratify the appointment of Postlethwaite & For Netterville, APAC as the Company’s auditor for the year ending December 31, 2020. PROXY TABULATOR FOR RED RIVER BANCSHARES, INC. P.O. BOX 8016 CARY, NC 27512-9903 To attend the Annual Meeting of Red River Bancshares, Inc., please visit www.proxydocs.com/RRBI to register for the Virtual Meeting by 4:00 p.m. Central Daylight Time on June 8, 2020. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Here Please Sign Here Please Date Here Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided.ANNUAL MEETING OF RED RIVER BANCSHARES, INC. Annual Meeting of Red River Bancshares, Inc. Date: Wednesday, June 10, 2020 to be held on Wednesday, June 10, 2020, 2:00 P.M. Time: 2:00 P.M. (Central Daylight Time) (Central Daylight Time) for Shareholders as of April 14, 2020 Place: Annual Meeting to be held live via Live Webcast – please visit www.proxydocs.com/RRBI to register by 4:00 p.m. Central This proxy is being solicited on behalf of the Board of Directors Daylight Time on June 8, 2020 Please make your marks like this: Use dark pencil or black pen only VOTE BY: The Board of Directors recommends a vote FOR the election of the INTERNET TELEPHONE Call director nominees in Proposal 1 and FOR Proposal 2. Go To Board of 866-390-5265 Directors www.proxydocs.com/RRBI 1: Election of Directors Recommends • Use any touch-tone telephone. For Withhold • Select voting option. OR • Have your Proxy Card/Voting Instruction Form ready. • Cast your vote online. 01 M. Scott Ashbrook For • Follow the simple recorded instructions. • View meeting documents. For 02 R. Blake Chatelain MAIL 03 Kirk D. Cooper For • Mark, sign and date your Proxy Card/Voting Instruction Form. OR For 04 F. William Hackmeyer , Jr. • Detach your Proxy Card/Voting Instruction Form. For • Return your Proxy Card/Voting Instruction Form in the 05 Barry D. Hines postage-paid envelope provided. For 06 Robert A. Nichols For 07 Willie P. Obey The undersigned hereby appoints Teddy R. Price and R. Blake Chatelain, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them 08 Teddy R. Price For to vote all the shares of common stock of Red River Bancshares, Inc. that the undersigned is entitled to vote at 09 John C. Simpson For said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be 10 Don L. Thompson For properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking For 11 H. Lindsey Torbett, CPA, CFP any proxy heretofore given. IF PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED For Against Abstain OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. 2: Ratify the appointment of Postlethwaite & For Netterville, APAC as the Company’s auditor for the year ending December 31, 2020. PROXY TABULATOR FOR RED RIVER BANCSHARES, INC. P.O. BOX 8016 CARY, NC 27512-9903 To attend the Annual Meeting of Red River Bancshares, Inc., please visit www.proxydocs.com/RRBI to register for the Virtual Meeting by 4:00 p.m. Central Daylight Time on June 8, 2020. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Here Please Sign Here Please Date Here Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided.

Please separate carefully at the perforation and return just this portion in the envelope provided. Revocable Proxy — Red River Bancshares, Inc. Annual Meeting of Shareholders Wednesday, June 10, 2020, 2:00 p.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Teddy R. Price and R. Blake Chatelain, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Red River Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Wednesday, June 10, 2020, 2:00 p.m. (Central Daylight Time). To attend the Annual Meeting of Red River Bancshares, Inc., please visit www.proxydocs.com/RRBI to register for the Virtual Meeting by 4:00 p.m. Central Daylight Time on June 8, 2020. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1 and FOR Proposal 2. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)Please separate carefully at the perforation and return just this portion in the envelope provided. Revocable Proxy — Red River Bancshares, Inc. Annual Meeting of Shareholders Wednesday, June 10, 2020, 2:00 p.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Teddy R. Price and R. Blake Chatelain, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Red River Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Wednesday, June 10, 2020, 2:00 p.m. (Central Daylight Time). To attend the Annual Meeting of Red River Bancshares, Inc., please visit www.proxydocs.com/RRBI to register for the Virtual Meeting by 4:00 p.m. Central Daylight Time on June 8, 2020. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1 and FOR Proposal 2. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)